Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of Explore Anywhere Holding Corp.  ("Company") on Form 10-Q for the ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Khris Thetsy, Chief Financial Officer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012	/s/ Khris Thetsy
Khris Thetsy
CFO (Principal Financial and Principal Accounting Officer)